Equity Transactions	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Equity Transactions

11.  Equity Transactions

On August 15, 2014, the Company entered into a common stock purchase agreement with a number of accredited investors (“Investors”) in a private placement pursuant to which the Company issued and sold to the Investors 6,845,830 shares of its common stock at a price per share of $0.816.  The transaction closed on August 20, 2014 and the Company realized gross proceeds of $5.6 million before deducting commissions and other expenses.  Offering costs related to the transaction totaled $0.4 million, comprised of $0.2 million of commissions and $0.2 million of legal and other expenses, resulting in net proceeds of $5.2 million.  The Company filed a registration statement with the SEC providing for the resale of the shares of Common Stock issued pursuant to the Purchase Agreement.  The registration statement became effective on September 25, 2014.

Warrant Liability

On September 2, 2016, we entered into a Note and Warrant Purchase Agreement with Unterberg Koller Capital Fund L.P. and William W. and Dieva L. Smith, pursuant to which the Company issued and sold to the Investors in a private placement senior subordinated promissory notes in the aggregate principal amount of $4,000,000 and five-year warrants to purchase an aggregate of 1,700,000 shares of the Company’s common stock at an exercise price of $2.74 per share, and expires five years from the date of issuance. The Company completed the transactions contemplated by the Purchase Agreement and issued the Notes and Warrants on September 6, 2016. The warrants contain certain provisions that if the Company sells or issues shares of common stock with an exercise price less than $2.74 per share, the exercise price shall be adjusted accordingly to the terms set forth in the Agreement. We assessed the warrants and concluded that they should be recorded as equity.